Schedule of Investments Real Estate Securities Income Fund Inc.^

(Unaudited) January 31, 2022

NUMBER OF SHARES		VALUE
Common Stocks 86.3%
Apartments 12.6%
105,407	American Campus Communities, Inc.	$5,508,570	(a)
110,328	Apartment Income REIT Corp.	5,827,525
83,258	Equity Residential	7,387,482	(a)
10,580	Essex Property Trust, Inc.	3,517,850	(a)
40,682	Mid-America Apartment Communities, Inc.	8,408,156	(a)
		30,649,583
Commercial Financing 5.5%
202,014	Blackstone Mortgage Trust, Inc. Class A	6,347,280	(a)
280,031	Starwood Property Trust, Inc.	6,930,767	(a)
		13,278,047
Data Centers 2.9%
46,870	Digital Realty Trust, Inc.	6,994,410	(a)

Diversified 2.3%
71,590	WP Carey, Inc.	5,555,384	(a)

Free Standing 3.5%
113,268	Four Corners Property Trust, Inc.	3,066,165	(a)
117,668	Spirit Realty Capital, Inc.	5,584,523	(a)
		8,650,688
Health Care 12.6%
181,150	Healthpeak Properties, Inc.	6,407,275	(a)
419,123	Medical Properties Trust, Inc.	9,539,239	(a)
201,124	Omega Healthcare Investors, Inc.	6,331,384	(a)
96,060	Welltower, Inc.	8,321,678	(a)
		30,599,576
Home Financing 4.7%
342,391	AGNC Investment Corp.	5,098,202	(a)
810,131	Annaly Capital Management, Inc.	6,400,035
		11,498,237
Industrial 6.3%
46,891	Prologis, Inc.	7,353,447	(a)
189,061	STAG Industrial, Inc.	8,078,576	(a)
		15,432,023
Infrastructure 9.0%
26,995	American Tower Corp.	6,789,243	(a)
82,467	Crown Castle International Corp.	15,051,052	(a)
		21,840,295
Manufactured Homes 1.8%
23,435	Sun Communities, Inc.	4,428,278	(a)

Office 7.7%
57,944	Boston Properties, Inc.	6,494,363	(a)
132,283	Highwoods Properties, Inc.	5,704,043	(a)
160,894	Vornado Realty Trust	6,598,263
		18,796,669
Regional Malls 5.5%
10,611	CBL & Associates Properties, Inc.	320,028	*
89,065	Simon Property Group, Inc.	13,110,368	(a)
		13,430,396
Self Storage 4.4%
30,060	Public Storage	10,777,412	(a)

Shopping Centers 3.2%
107,411	Regency Centers Corp.	7,706,739	(a)

Specialty 4.3%
71,622	Iron Mountain, Inc.	3,288,882	(a)
250,521	VICI Properties, Inc.	7,169,911
		10,458,793
Total Common Stocks (Cost $167,463,053)		210,096,530
NUMBER OF UNITS
Master Limited Partnerships and Limited Partnerships 1.2%
Real Estate Management & Development 1.2%
116,471	Brookfield Property Preferred LP, 6.25% (Cost $2,904,567)	2,908,281
NUMBER OF SHARES
Preferred Stocks 39.8%
Commercial Financing 0.3%
30,000	KKR Real Estate Finance Trust, Inc., Ser. A, 6.50%	758,700	(a)(b)

Data Centers 0.8%
5,000	Digital Realty Trust, Inc., Ser. J, 5.25%	126,050	(b)
66,499	Digital Realty Trust, Inc., Ser. L, 5.20%	1,741,609	(b)
		1,867,659
Diversified 8.0%
50,000	Armada Hoffler Properties, Inc., Ser. A, 6.75%	1,316,500	(a)(b)
25,581	DigitalBridge Group, Inc., Ser. H, 7.13%	641,060	(b)
408,616	DigitalBridge Group, Inc., Ser. I, 7.15%	10,431,966	(b)
170,075	DigitalBridge Group, Inc., Ser. J, 7.13%	4,362,424	(b)
80,155	Gladstone Commercial Corp., Ser. G, 6.00%	2,067,999	(b)
29,000	Global Net Lease, Inc., Ser. A, 7.25%	749,360	(b)
		19,569,309
Free Standing 1.5%
102,300	Agree Realty Corp., Ser. A, 4.25%	2,372,337	(b)
19,904	Seritage Growth Properties, Ser. A, 7.00%	428,732	(b)
29,835	Spirit Realty Capital, Inc., Ser. A, 6.00%	757,809	(b)
		3,558,878

See Notes to Schedule of Investments

Schedule of Investments Real Estate Securities Income Fund Inc.^

(Unaudited) (cont’d)

NUMBER OF SHARES		VALUE
Industrial 2.6%
144,500	Monmouth Real Estate Investment Corp., Ser. C, 6.13%	$3,639,955	(a)(b)
16,300	PS Business Parks, Inc., Ser. Y, 5.20%	414,835	(a)(b)
91,350	PS Business Parks, Inc., Ser. Z, 4.88%	2,344,954	(a)(b)
		6,399,744
Lodging/Resorts 7.2%
163,000	Ashford Hospitality Trust, Inc., Ser. G, 7.38%	3,621,860	(a)(b)
165,300	Chatham Lodging Trust, Ser. A, 6.63%	4,206,885	(b)
19,000	DiamondRock Hospitality Co., Ser. A, 8.25%	521,360	(a)(b)
185,800	Eagle Hospitality Properties Trust, Inc., Ser. A, 8.25%	2	*(b)(c)(d)(e)
63,021	Hersha Hospitality Trust, Ser. C, 6.88%	1,465,238	(a)(b)
55,456	Hersha Hospitality Trust, Ser. D, 6.50%	1,269,388	(a)(b)
131,250	Hersha Hospitality Trust, Ser. E, 6.50%	2,963,625	(a)(b)
45,620	Summit Hotel Properties, Inc., Ser. E, 6.25%	1,094,880	(a)(b)
36,990	Summit Hotel Properties, Inc., Ser. F, 5.88%	909,954	(b)
63,000	Sunstone Hotel Investors, Inc., Ser. H, 6.13%	1,576,260	(b)
		17,629,452
Manufactured Homes 1.4%
57,900	UMH Properties, Inc., Ser. C, 6.75%	1,479,924	(a)(b)
69,343	UMH Properties, Inc., Ser. D, 6.38%	1,794,597	(a)(b)
		3,274,521
Office 5.1%
6,000	Highwoods Properties, Inc., Ser. A, 8.63%	7,500,000	(a)(b)(c)
16,907	SL Green Realty Corp., Ser. I, 6.50%	441,104	(b)
77,100	Vornado Realty Trust, Ser. M, 5.25%	1,976,073	(b)
71,825	Vornado Realty Trust, Ser. N, 5.25%	1,845,184	(b)
30,643	Vornado Realty Trust, Ser. O, 4.45%	698,354	(b)
		12,460,715
Regional Malls 0.2%
86,942	Pennsylvania Real Estate Investment Trust, Ser. C, 7.20%	465,140	*(b)

Self Storage 5.2%
17,900	Public Storage, Ser. H, 5.60%	480,436	(b)
10,000	Public Storage, Ser. I, 4.88%	259,200	(b)
33,176	Public Storage, Ser. J, 4.70%	844,993	(a)(b)
102,000	Public Storage, Ser. K, 4.75%	2,598,960	(a)(b)
80,793	Public Storage, Ser. L, 4.63%	2,071,533	(a)(b)
31,700	Public Storage, Ser. M, 4.13%	750,656	(a)(b)
25,000	Public Storage, Ser. O, 3.90%	582,500	(a)(b)
101,315	Public Storage, Ser. P, 4.00%	2,359,626	(b)
19,775	Public Storage, Ser. Q, 3.95%	457,000	(b)
94,200	Public Storage, Ser. S, 4.10%	2,279,640	(b)
		12,684,544
Shopping Centers 4.0%
74,100	Cedar Realty Trust, Inc., Ser. C, 6.50%	1,871,025	(a)(b)
20,000	Federal Realty Investment Trust, Ser. C, 5.00%	503,600	(b)
35,369	Kimco Realty Corp., Ser. L, 5.13%	901,910	(b)
26,000	Kimco Realty Corp., Ser. M, 5.25%	667,420	(b)
83,523	Saul Centers, Inc., Ser. E, 6.00%	2,188,303	(a)(b)
36,500	SITE Centers Corp., Ser. A, 6.38%	930,020	(a)(b)
105,750	Urstadt Biddle Properties, Inc., Ser. K, 5.88%	2,699,797	(a)(b)
		9,762,075
Single Family Homes 3.1%
130,700	American Homes 4 Rent, Ser. F, 5.88%	3,309,324	(a)(b)
165,620	American Homes 4 Rent, Ser. G, 5.88%	4,181,905	(a)(b)
		7,491,229
Specialty 0.4%
36,008	EPR Properties, Ser. G, 5.75%	882,556	(b)

Total Preferred Stocks (Cost $102,892,572)		96,804,522
Short-Term Investments 1.6%
Investment Companies 1.6%
3,867,558	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(f) (Cost $3,867,558)	3,867,558
Total Investments 128.9% (Cost $277,127,750)		313,676,891
Liabilities Less Other Assets (28.9)%		(70,271,578)
Net Assets Applicable to Common Stockholders 100.0%		$243,405,313

*	Non-income producing security.
(a)	All or a portion of this security is pledged with the custodian in connection with the Fund's loans payable outstanding.
(b)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(c)	Value determined using significant unobservable inputs.
(d)	Security fair valued as of January 31, 2022 in accordance with procedures approved by the Board of Directors. Total value of all such securities at January 31, 2022 amounted to $2, which represents 0.0% of net assets applicable to common stockholders of the Fund.
(e)	Defaulted security.
(f)	Represents 7-day effective yield as of January 31, 2022.

See Notes to Schedule of Investments

Schedule of Investments Real Estate Securities Income Fund Inc.^

(Unaudited) (cont’d)

The following is a summary, categorized by Level (see the Notes to Schedule of Investments), of inputs used to value the Fund's investments as of January 31, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total

Investments:
Common Stocks(a)	$210,096,530	$—	$—	$210,096,530
Master Limited Partnerships and Limited Partnerships(a)	2,908,281	—	—	2,908,281
Preferred Stocks
Lodging/Resorts	17,629,450	—	2	17,629,452
Office	4,960,715	—	7,500,000	12,460,715
Other Preferred Stocks(a)	66,714,355	—	—	66,714,355
Total Preferred Stocks	89,304,520	—	7,500,002	96,804,522
Short-Term Investments	—	3,867,558	—	3,867,558
Total Investments	$302,309,331	$3,867,558	$7,500,002	$313,676,891

(a)  The Schedule of Investments provides information on the industry or sector categorization.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2021	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 1/31/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 1/31/2022
Investments in Securities:
Preferred Stocks(c)(d)	$7,500,002	$—	$—	$—	$—	$—	$—	$—	$7,500,002	$—
Total	$7,500,002	$—	$—	$—	$—	$—	$—	$—	$7,500,002	$—

(c)	Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(d)	As of the period ended January 31, 2022, these investments were fair valued in accordance with procedures approved by the Board of Directors. These investments did not have a material impact on the Fund’s net assets; therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

^	A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Schedule of Investments

January 31, 2022

Notes to Schedule of Investments Real Estate Securities Income Fund Inc.

(Unaudited)

In accordance with Accounting Standards Codification 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”) are carried at the value that Neuberger Berman Investment Advisers LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•	Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities, master limited partnerships and limited partnerships and certain preferred stocks, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations. The value of certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies with a readily determinable fair value are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund's Board of Directors has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent stockholder reports.

Notes to Schedule of Investments Real Estate Securities Income Fund Inc.

(Unaudited) (cont’d)

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The rule became effective on March 8, 2021, however, the SEC adopted an eighteen-month transition period beginning from the effective date. Management is currently evaluating the rule.

Other matters:

Russia’s Invasion of Ukraine: Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Fund and in turn, may impact the financial performance of the Fund.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent stockholder reports.